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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 January 8, 2002

                              LORAL CYBERSTAR, INC.
             (Exact name of registrant as specified in its charter)

Delaware                               0-22085                     52-1564318

(State or other                      (Commission                 (IRS Employer
jurisdiction of                      File Number)               Identification
incorporation)                                                      Number


2440 Research Boulevard, Rockville, Maryland                         20850
(Address of principal executive offices)                          (Zip Code)


              Registrant's telephone number, including area code:
                                 (301) 258-8101









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Item 5.  Other Events.

         Effective January 8, 2002, the Registrant's name was changed from Loral CyberStar, Inc. to Loral Orion, Inc.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

Exhibit 99.1      Certificate of Amendment of Certificate of Incorporation





                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Loral CyberStar, Inc.


                                            By: /s/ Janet T. Yeung
                                               -------------------------
                                            Name:  Janet T. Yeung
                                            Title: Vice President and
                                                   Assistant Secretary

Date: January 10, 2002




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                                  EXHIBIT INDEX

Exhibit           Description

Exhibit 99.1      Certificate of Amendment of Certificate of Incorporation